UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

DAMON INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-42190	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

704 Alexander Street Vancouver. BC	V6A 1E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Following approval by the board of directors (the “Board”) of Damon Inc. (the “Company”) of a form of indemnification agreement for the Company’s directors and executive officers (the “Indemnification Agreement”), the Company entered into an Indemnification Agreement as of December 16, 2024, with its Chief Financial Officer and director, Bal Bhullar. The Company also expects to enter into this agreement with each of its other current directors and certain executive officers, including the interim Chief Executive Officer, and intends to use this form of agreement for future directors and officers (each, an “Indemnitee”). Pursuant to the terms of the Indemnification Agreement, the Company is required to indemnify each Indemnitee, subject to certain limitations, for liabilities incurred in connection with their roles as officers or directors of the Company.

The foregoing summary of the Indemnification Agreement’s provisions is not exhaustive and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a form of which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 10, 2024, and incorporated herein by reference.

Item 8.01 Other Events.

Non-executive Director Compensation

On December 10, 2024, the Board and the compensation committee of the Company approved the payment of the following compensation to its non-executive directors:

●	US$60,000 annual base retainer per director;

●	US$25,000 additional annual retainer payable to the director serving as lead director;

●	US$20,000 additional annual retainer payable to each director serving as chair of a committee of the Board;

●	a one-time director onboarding fee of US$23,333 to Karan Sodhi, and

●	a one-time director onboarding fee of US$30,625 to Shashi Triphathi.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAMON, INC.

Date: December 16, 2024	By:	/s/ Bal Bhullar
	Name:	Bal Bhullar
	Title:	Chief Financial Officer

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